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                                                                   EXHIBIT 10.19

                [THE MAURITIUS COMMERCIAL BANK LTD. LETTER HEAD]

Our reference: HMV/ma

16th July 2002.

The Directors,
Novel Textiles Ltd.,
c/o MCB Reception Desk,
Port Louis.

FOR THE ATTENTION OF MR. ALAIN REV

Gentlemen,

Further to the recent conversations over the phone between your Mr. Alain Rey and the undersigned, we are pleased to confirm our willingness to make available to your esteemed company the facilities as shown below, on the following terms and conditions:

a) TERM LOAN             : convert part of the existing medium term loan of
                           Rs. 100M. into a medium term loan of USD 1,750,000.

b) EARLY REPAYMENT       : Authorize the early repayment, free of any penalty,
                           of the balance of about Rs. 47,500,000, on the existing medium term loan of Rs. 100M.

   PURPOSE                  : a) & b) Financial reconstruction.

   REPAYMENT                : a) Sixty (60) equal and consecutive monthly
                              installments, the first payable one month - end of month - after disbursement expected to be made on or before the 31st July 2002.

                              b) On or before the 31st July 2002.

   INTEREST                 : At the exceptional rate of LIBOR USD 1 month +
                              0.75%, payable monthly.

   FACILITY FEE             : None

   SECURITY                 : Existing floating charges totaling Rs. 305M.,
                              ranking part passu with existing charges totaling Rs. 123M. in favour of BNPI.

   CONDITIONS               : a) As per our letter dated 14th August 2001, duly
                              acknowledged.

                              b) Standard condition governing such facilities.

Should the above proposal meet with your approval, you are kindly invited to return to us the duplicate of this letter, duly signed.

Assuring you of our best services at all times.

Yours sincerely,                                          [SEAL]
                                                          12/8/02

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